                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                               INVITROGEN CORPORATION
               (Exact name of registrant as specified in its charter)

       DELAWARE                                        33-0373077
(State of incorporation)                    (I.R.S. Employer Identification No.)

     1600 FARADAY AVENUE
     CARLSBAD, CALIFORNIA                                 92008
(Address of principal executive offices)               (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered

     Not Applicable                          Not Applicable

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

                                     333-68665

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                           Common Stock, $0.01 par value
                                  (Title of class)
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 Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          The information contained under the headings "Description of Capital Stock - Common Stock" in the Company's Registration Statement on Form S-1 (No. 333-68665) (the "Form S-1") is hereby incorporated by reference.

Item 2.   EXHIBITS

          The following exhibits are filed as part of this Registration
Statement:

          Number    Description of Document
          ------    -----------------------
           1.       Restated Certificate of Incorporation of the Company,
                    incorporated by reference to Exhibit 3.1 to the Form S-1.

           2. Amended and Restated Bylaws of the Company, incorporated by reference to Exhibit 3.2 to the Form S-1.

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                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  January 29, 1999

                                   Invitrogen Corporation

                                   By: /s/  James R. Glynn
                                       ---------------------------
                                       James R. Glynn
                                       Chief Financial Officer
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                                    EXHIBIT INDEX

      Number    Description of Document
      ------    -----------------------
      1.        Restated Certificate of Incorporation of the Company,
                incorporated by reference to Exhibit 3.1 to the Form S-1.

      2. Amended and Restated Bylaws of the Company, incorporated by reference to Exhibit 3.2 to the Form S-1.